Exhibit 99.1

RISE Financial Services, LLC, a Subsidiary of Siebert, Purchases Minority Stake in Hedge Connection Inc., A Woman-Owned and Patented FinTech Company Providing Capital Introduction Solutions

–        RISE Financial Services, LLC, to offer the only woman-owned and patented FinTech platform providing virtual capital introductions for hedge funds

–        Lisa Vioni, co-founder of Hedge Connection, appointed President of RISE Prime – Head of Capital Introductions, joining a distinguished women-led leadership team

–        Lisa Vioni appointed to the Board of RISE Financial Services

–        RISE Prime, a Division of RISE Financial Services, LLC, Aligned with Growing Mission-Driven ESG Initiatives of Institutional Investors

Lisa Vioni – CEO of Hedge Connection

RISE Financial Services, LLC, (“RISE Financial”) a subsidiary of Siebert Financial Corp. (NASDAQ: SIEB) (“Siebert”), a provider of financial services, today announced that it has completed the acquisition of a 20% equity stake in Hedge Connection Inc (“Hedge Connection”), the only woman-owned FinTech company offering a patented enterprise capital introduction SaaS solution through its product Fintroz. As part of the transaction, RISE Financial acquired the right to purchase up to the remaining 80% of Hedge Connection.

Hedge Connection’s powerful Fintroz platform allows hedge fund managers to connect with a global pool of institutional investors and retain control over how their information is shared while helping allocators to streamline due diligence. The Fintroz platform provides RISE Financial and its division, RISE Prime, with a technology solution to efficiently scale a comprehensive capital introduction program for clients.

RISE Prime specializes in offering a comprehensive suite of prime brokerage services aligned with the growing mission-driven Environmental, Social and Governance (“ESG”) initiatives of institutional investors. RISE Prime serves as a strategic partner to institutional clients when diversity and access to best-in-class prime brokerage services matter.

Lisa Vioni will continue as the CEO of Hedge Connection and has been appointed President of RISE Prime - Head of Capital Introductions. Ms. Vioni will lead the capital introduction effort at RISE Prime in offering all clients, including emerging managers, access to a comprehensive program that will include virtual one-on-one events between investors and managers powered by Hedge Connection’s industry leading software, Fintroz.

Lisa is a highly respected financial industry executive and entrepreneur with nearly three decades of experience. She worked on the sell side as a senior mortgage derivatives specialist at Lehman Brothers before transitioning to a capital raising role on the buy side for multibillion dollar hedge funds Ellington Management Group and Cerberus Capital Management. She left the buy side to build and run the disruptive capital raising and marketing platform Hedge Connection for which she was awarded two patents. Lisa currently sits on the Board of High Water Women, a leading social change organization powered by more than 5,500 financial services professionals, of which 80% are women. High Water Women has a long history of delivering financial literacy education in conjunction with the Siebert Foundation.

“We are thrilled to partner with Siebert, a firm that has a history of being actively dedicated to ESG and gender equality,” said Lisa Vioni, CEO of Hedge Connection and President of RISE Prime – Head of Capital Introductions. “When we launched Hedge Connection in 2005, the premise was to democratize the capital raising process so that all managers, including emerging managers, could gain access to institutional investors. Collaborating with Siebert and RISE Prime gives us the platform we need to grow in a meaningful way and to realize the original goal of giving managers a mechanism to break down barriers that impede growth. We look forward to developing a comprehensive program that will enable RISE Prime’s clients to build their brands while getting access to institutional investors through state-of-the-art technology as well as through a host of live networking and educational events.”

“We are excited to collaborate with Hedge Connection as we embark on initiatives that are aligned with our mutual commitment to diversity and inclusion while continuing to support the goals of our strategic partners,” said Gloria E. Gebbia, controlling shareholder and Board member of Siebert. “Lisa Vioni and her company Hedge Connection are recognized leaders in offering investor introduction services within the alternatives industry. With their expertise and technology, we will continue to build on Muriel Siebert’s legacy. Lisa is a renaissance leader, delivering a unique blend of capital markets, FinTech, and creative expertise, including being the recipient of a Tony Award for the Broadway production of Long Day’s Journey Into Night. Lisa’s addition to the Board of RISE Financial will be a true asset as we continue to reignite our offerings.”

Cynthia DiBartolo, CEO of RISE Financial and Member of the Board of Directors of Siebert, stated “Our investment in Hedge Connection and appointment of Lisa Vioni to our organization furthers Siebert’s 50+ year history of diversity which began with the legendary Muriel Siebert. In advancing that legacy, it is critical for RISE Prime to be at the forefront of digitalization in the hedge fund world. Partnering with the only woman-owned FinTech company offering a patented enterprise capital introduction SaaS solution puts us in a position to realize that objective. And while technology solutions such as Fintroz have been somewhat propelled by the pandemic, let’s make no mistake about it, the industry has long needed to modernize the traditional alternative landscape and capital introduction model. Moreover, as the nation’s only diversity prime broker striving to advance ESG, we recognize that traditional capital introduction services disproportionally disadvantage talented minority and woman emerging mangers. As a mission-driven organization, RISE Prime will now be able to harness this innovative technology to best assist all managers with connections to the right partners – that’s real democratization.”

About Siebert Financial Corp.

Siebert Financial Corp. is a holding company that conducts its retail brokerage business through its wholly-owned subsidiary, Muriel Siebert & Co., Inc., which became a member of the New York Stock Exchange (“NYSE”) in 1967 when Ms. Siebert became the first woman to own a seat on the NYSE and the first to head one of its member firms. Siebert conducts its investment advisory business through its wholly-owned subsidiary, Siebert AdvisorNXT, Inc., a registered investment advisor, and its insurance business through its wholly-owned subsidiary, Park Wilshire Companies, Inc., a licensed insurance agency. Siebert conducts operations through its wholly-owned subsidiary, Siebert Technologies, LLC., a developer of robo-advisory technology. Siebert also offers prime brokerage services through its fifth wholly-owned subsidiary, Rise Financial Services, LLC, a broker-dealer registered with the SEC. Siebert is headquartered in New York City with offices throughout the continental U.S. More information is available at www.siebert.com.

About RISE Financial Services, LLC

To learn more about RISE Financial and RISE Prime, please visit www.RISEprimeservices.com.

About Hedge Connection Inc.

Hedge Connection, launched in 2005 by financial industry veteran Lisa Vioni and Co-Founder Rob Arthurs, is the only woman owned and run FinTech company offering a patented investor introduction solution for the alternatives industry.  In 2020, Hedge Connection introduced an enterprise SaaS platform called Fintroz that can be licensed by institutions who want to offer capital introduction to their clients using this state-of-the-art technology. Since 2014, Hedge Connection has hosted a multitude of live events that complement the technology platform featuring thought leadership and one-on-one networking. Through technology and events, Hedge Connection has facilitated thousands of introductions between hedge fund managers and institutional investors.

To learn more about Hedge Connection, please visit http://www.hedgeconnection.com or contact us at info@hedgeconnection.com

Investor Relations Contact

Alex Kovtun and Matt Glover

Gateway Group, Inc.

949-574-3860

sieb@gatewayir.com